                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 9, 2001
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                 Date of report (Date of earliest event reported)

                          SOUTHWEST CAPTIAL CORPORATION
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            (Exact name of registrant as specified in its charter)

           New Mexico                   0-8149             85-0169650
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)

    1650 University Blvd., N.E., Suite 5-100,
           Albuquerque, New Mexico                                87102
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     (Address of principal executive offices)                   (Zip code)

                                 (505) 242-4561
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              (Registrant's telephone number, including area code)

                                 Not applicable
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                 (Former name, former address and former fiscal year,
                             if changed since last report)

ITEM 6.  Resignation of Registrant´s Directors.

Effective  November  9, 2001,  Alan  Geiwitz  resigned  as  Secretary  and Chief
Accounting  Officer  and  Director  of the Company  citing  personal  reasons No disagreements  exist between Mr. Geiwitz and the Company relating to operations, policies or practices which led to this resignation.

Effective  November 9, 2001,  Edward S. Adams was appointed  Secretary and Chief
Accounting  Officer  and  Director  of the  Company.  SIGNATURESPursuant  to the
requirements  of the  Securities  Exchange Act of 1934,  the Registrant has duly caused this report to be signed on its behalf by the undersigned  thereunto duly authorized.

Southwest Capital Corporation

Date: November 9, 2001

               /s/ Laurence S. Zipkin
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                Laurence S. Zipkin, President CEO